                                 MORGAN STANLEY
                        EMERGING MARKETS DEBT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              John A. Levin
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 William G. Morton, Jr.
Frederick B. Whittemore      DIRECTOR
VICE-CHAIRMAN OF THE BOARD   James W. Grisham
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Michael F. Klein
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Harold J. Schaaff, Jr.
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
David B. Gill                Valerie Y. Lewis
DIRECTOR                     SECRETARY
Graham E. Jones              James R. Rooney
DIRECTOR                     TREASURER
                             Belinda A. Brady
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                EMERGING MARKETS
                                DEBT FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the Morgan Stanley Emerging Markets Debt Fund, Inc. had a total return, based on net asset value per share, of 50.98% compared to 34.16% for the J.P. Morgan Emerging Markets Bond Index. For the period since the Fund's commencement of operations on July 23, 1993 through December 31, 1996, the Fund's total return, based on net asset value per share, was 92.80% compared with 65.13% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $15 1/8, representing a 12.6% discount to the Fund's net asset value per share.

1996 was a stellar year for emerging markets debt. The market experienced a dramatic re-pricing of credit risk despite a volatile year for U.S. bonds. The underlying improvement in credit fundamentals finally were recognized by investors. The inflow of liquidity into this market resulted in a credit spread tightening of about 400 basis points on average. The average masks a wide dispersion in performance of various individual countries. Argentina, Mexico and Brazil lagged the market during the first half of the year and made up some relative performance during the second. The high-yielding, oil exporting countries such as Algeria, Venezuela, Ecuador and Nigeria steadily outperformed for most of the year and the smaller Brady countries like Peru and Panama benefited from lower liquidity as their economic performance improved during 1996.

Greater institutional participation in the market gradually led to a decline in volatility as long-term investors replaced the trading oriented accounts as the dominant players in the market. Volatility in the options markets declined steadily throughout the year to end the year at roughly 50% of the levels seen at the beginning of the period.

The market also became more efficient in terms of relative pricing of securities both within one country as well as across countries. Arbitrage activity made sure that relative spreads were more closely aligned to levels dictated by bond fundamentals.

As we look into 1997, we expect the market to benefit from some of the positive undercurrents that we have experienced in 1996. Emerging markets debt has finally been accepted as a part of the mainstream global fixed income markets. Equity-type returns earned in the first few years of its development will obviously be a thing of the past. Lower and more stable expected returns will be the norm for the years to come. Lower volatility and falling correlations with other major asset classes will provide the fundamental underpinnings of increased allocations to this sector. Continued spread tightening to "fair value" will result in outperformance relative to other fixed income markets in the world.

By our estimates "fair value" on average is another 100 basis points away in terms of credit spreads. The improvement in individual economic environments justifies further tightening in credit spreads. Emerging countries are not vulnerable, to the same extent as in 1994, to a financial shock. We do not currently see the usual warning signs such as overvalued currencies, excessive concentration of funding in the short end of the market, vulnerable banking systems and excessive speculative activity. Potential areas of concern remain those linked to domestic politics, as some countries face important elections during second half of 1997. The political landscape at the beginning of the year does not signal any major reverses to the climate of a continued commitment to economic reform. Voter displeasure over the severity of the 1995 recessions and only slight relief from the recovery so far for the beleaguered consumer should not result in any reversal in the nature of orthodox economic policies.

To summarize, we believe the emerging debt markets can look forward to a year of 12-18% total return, an outcome fixed income investors should be extremely comfortable with. Any major corrections, not driven by changes in credit risk perceptions, should be viewed as opportunities to increase commitments to the asset class.

The major risk to the story remains a possible tightening of monetary policy by the Federal Reserve Bank, which could temporarily derail the trend for continued spread tightening. In that environment, we believe there will be few places to hide barring cash and emerging markets fixed income could end up in the outperforming camp even in a down year. Currently we do not have sufficient data to be able to offer reasonable estimates of the probability of such an event, but it does not seem likely of being more than 20%.

During 1996 we were successful in terms of picking up the major currents in the markets and employed investment strategies that helped us outperform. We were, for the most part of the year overweight the oil rich, high-yielding sector of Venezuela, Algeria, Ecuador and Nigeria as we expected these countries to endeavor to make some progress in stabilization and structural reform as well as benefit from strong revenues from their oil exporting sectors. Exposures to Peru and Panama remained at a steady 3-4% of the Fund as we believed that their improving economic prospects, closure of their Brady restructuring and low floating stock should buoy asset prices. Argentina and Mexico were underweighted during the first half as the market remained skeptical about the strength of the economic recoveries and overweighted during the second half as evidence of their strong rebounds surfaced.

Brazil, remains a solid economic story but was buffeted by political headwinds as the reform process lost momentum during the year. The long-term viability of the Real plan in the absence of fiscal reform remains in doubt and questions emerged within the investment community of the similarities of Brazil's position with that of Mexico in 1994/1995. An appreciating currency, emerging trade deficits, a loose fiscal and tight monetary policy were not healthy signs. In our opinion, the political process is key to long-term sustainable growth and progress on reducing the fiscal deficit is vital during 1997. Any delays in tackling this key issue is bound to result in instability in the foreign exchange, interest rates and other financial markets of Brazil later during the year.

Russia was one of our success stories in 1996. Cheap assets because of a murky political situation during the pre-election period prompted us to build a substantial overweight in the non-performing loans of the sovereign. Our analysis indicated that whatever the complexion of the new government the economic situation and future policies could not justify credit spreads in excess of 2000 basis points. The elections subsequently turned out in favor of the reformers and market oriented parties, and continued official and IMF assistance resulted in a dramatic rally in the prices of Russian assets for most of the year.

Our non-hard currency exposure was limited for the most part to those situations where we were receiving high real interest rates and buying undervalued currencies. Mexico and Turkey's local markets were two profitable investments. A foray into the South African Rand market did not prove to be profitable as we misjudged the lack of political will to defend the currency from speculative attack.

During the first few weeks of 1997, allocations are relatively unchanged other than an increase in Bulgaria. A lack of alternatives to a currency board and continued IMF assistance seems to make these assets cheap. Political turbulence and civil unrest should only strengthen the case of the reformers as the incumbent Socialist party has allowed the situation to drift to the point of economic collapse. Fresh elections could improve the caliber of the governing elites. Delays in the adoption of the IMF program will bring up the issue of a potential default if no changes to economic policies are made. We believe that it is in nobody's interest in Bulgaria and outside to precipitate the first Brady default.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]

Paul Ghaffari
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP, INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                   TOTAL RETURN (%)
                      ---------------------------------------------------------------------------

                         MARKET VALUE (1)         NET ASSET VALUE (2)          INDEX (1)(3)
                      -----------------------   -----------------------   -----------------------
                                    AVERAGE                   AVERAGE                   AVERAGE
                      CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                      -----------------------   -----------------------   -----------------------
ONE YEAR                30.86%       30.86%       50.98%       50.98%       34.16%       34.16%
SINCE INCEPTION*        68.47+       16.35+       92.80+       21.00+       65.13        15.68

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

  YEAR ENDED DECEMBER 31:
                               1993*      1994       1995       1996
Net Asset Value Per Share      $ 18.96    $ 12.23    $ 12.40    $ 17.31
Market Value Per Share         $ 18.13    $ 11.38    $ 12.50    $ 15.13
Premium/(Discount)               -4.4%      -7.0%       0.8%     -12.6%
Income Dividends                 $0.16      $1.49      $1.72      $1.08
Capital Gains Distributions          -      $0.41          -          -
Fund Total Return (2)           35.96%    -25.95%    26.85%+     50.98%
Index Total Return (1)(3)       18.67%    -18.68%     27.54%     34.16%

 (1)  Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3) The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil,
       Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.
   *  The Fund commenced operations on July 23, 1993.
   + This return does not include the effect of dilution in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Instruments         99.9%
Purchased Options         0.1%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil           18.0%
Mexico           16.5%
Argentina        14.2%
Russia           10.8%
Bulgaria          7.7%
Venezuela         7.0%
Ecuador           6.1%
Jamaica           4.3%
Peru              3.2%
Morocco           3.2%
Other             9.0%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                ---------------
       1.  Republic of Brazil Debt                     10.2%
       2.  United Mexican States Debt                   8.8
       3.  Republic of Argentina Debt                  12.2
       4.  Republic of Russia Debt                     10.8
       5.  Republic of Bulgaria Debt                    7.6

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                ---------------

       6.  Republic of Venezuela Debt                   7.0%
       7.  Republic of Equador Debt                     6.1
       8.  Government of Jamaica Debt                   4.3
       9.  Kingdom of Morocco Debt                      3.2
      10.  Republic of Peru Debt                        3.2
                                                        ---
                                                       73.4%
                                                        ---
                                                        ---

FINANCIAL STATEMENTS
---------

PORTFOLIO OF INVESTMENTS
(Showing Percentage of Total Value of Investments)
---------

DECEMBER 31, 1996

                                               FACE
                                              AMOUNT                 VALUE
                                               (000)                 (000)
-----------------------------------------------------------------
-------------
DEBT INSTRUMENTS (99.9%)
--------------------------------------------------
----------
ALGERIA (2.1%)
LOAN AGREEMENT
  Algeria Refinanced Loan Tranche 'A'     U.S.$    11,873   U.S.$    9,172
                                                            --------------
-----------------------------------------------------------------
-------------
ARGENTINA (14.2%)
BONDS (13.4%)
  Industrias Pescarmona S.A. 11.75%,
    3/27/98                                         1,000            1,032
  Metrogas S.A. 'B' 10.875%, 5/15/01                4,000            4,280
  +++Republic of Argentina Bocon Pre 4
    5.375%, 9/1/02                                 10,900           11,670
  +++Republic of Argentina Discount Bond
    6.375%, 3/31/23                                10,600            8,175
  **+++Republic of Argentina 'L' Bond
    'Euro' 6.625%, 3/31/05                         39,249           34,110
                                                            --------------
                                                                    59,267
                                                            --------------
NOTE (0.8%)
  Nortel Inversora 'A' 6.00%, 3/31/07               6,723            3,580
                                                            --------------
                                                                    62,847
                                                            --------------
-----------------------------------------------------------------
-------------
BRAZIL (18.0%)
BONDS
  +++Brazil-Multi Year Deposit Trust
    Certificate 6.688%, 9/15/07                    28,800           24,696
  #Comtel Brasiliera Ltd. 'A' 10.75%,
    9/26/04                                         4,500            4,644
  **/*Federative Republic of Brazil 'C'
    Bond PIK 'Euro' 8.00%, 4/15/14                 36,015           26,550
  #Federative Republic of Brazil 'C'
    Bond PIK 'Euro' 8.00%, 4/15/14                 11,702            8,627
  *Federative Republic of Brazil Par
    Bond 5.00%, 4/15/24                             6,275            3,941
  **+++Federative Republic of Brazil
    Debt Conversion 'L' Bond 6.563%,
    4/15/12                                         7,500            5,691
  Tevecap 12.625%, 11/26/04                         5,000            5,112
                                                            --------------
                                                                    79,261
                                                            --------------
-----------------------------------------------------------------
-------------
BULGARIA (7.6%)
BONDS
  **+++Republic of Bulgaria Discount
    Bond 'A' 6.688%, 7/28/24                       20,700           11,760
  *Republic of Bulgaria Front-Loaded
    Interest Reduction Bond 'A' 'Euro'
    2.25%, 7/28/12                                 34,950           13,434
  +++Republic of Bulgaria Past Due
    Interest Bond 6.688%, 7/28/11                  16,250            8,369
                                                            --------------
                                                                    33,563
                                                            --------------
-----------------------------------------------------------------
-------------
CROATIA (0.5%)
BOND
  +++National Government of Croatia
    Series 'B' 6.688%, 7/31/06                      2,500            2,428
                                                            --------------
-----------------------------------------------------------------
-------------
ECUADOR (6.1%)
BOND
  **+++Republic of Ecuador Past Due
    Interest Bond PIK 6.50%, 2/27/15               43,665           26,840
-----------------------------------------------------------------
-------------

                                               FACE
                                              AMOUNT                 VALUE
                                               (000)                 (000)
---------------------------------------------------------
------------
INDIA (0.6%)
BOND
  Saurashtra Cement Co. 17.00%, 9/7/97      INR    94,000   U.S.$    2,438
                                                            --------------
-----------------------------------------------------------------
-------------
IVORY COAST (0.5%)
BONDS
  ++Republic of Ivory Coast Syndicated
    Loan, Zero Coupon, 12/31/00           U.S.$     2,000              658
  ++Republic of Ivory Coast Syndicated
    Loan, Zero Coupon, 12/31/00             FRF    20,000            1,359
                                                            --------------
                                                                     2,017
                                                            --------------
-----------------------------------------------------------------
-------------
JAMAICA (4.3%)
BOND
  Government of Jamaica 12.00%, 7/19/99   U.S.$    19,100           19,100
                                                            --------------
-----------------------------------------------------------------
-------------
MEXICO (16.5%)
BONDS
  Banamex Pagare Discount Bond, Zero
    Coupon 4/3/97                            MXP   28,045            3,313
  Banamex Pagare Discount Bond, Zero
    Coupon 10/9/97                                 29,671            3,089
  +++Chase Mexican Discount Structured
    Note 6.75%, 4/28/97                   U.S.$     7,500            4,841
  #Empresas ICA Sociedad Controladora
    11.875%, 5/30/01                                8,500            9,063
  #Empresas La Moderna 11.375%, 1/25/99             6,500            6,825
  Grupo Industrial Durango 12.625%,
    8/1/03                                          4,000            4,350
  Nacional Financiera 17.00%, 2/26/99       ZAR    12,000            2,469
  United Mexican States Global Bond
    11.375%, 9/15/16                      U.S.$    29,100           30,519
  +++United Mexican States Global
    Discount Bond Series C, 6.375%,
    12/31/19 (Rights attached)                      9,700            8,342
                                                            --------------
                                                                    72,811
                                                            --------------
-----------------------------------------------------------------
-------------
MOROCCO (3.2%)
LOAN AGREEMENT
  +++~Kingdom of Morocco Restructuring
    and Consolidation Agreement 'A' 1990
    (Participation: Chase Securities,
    Inc., J.P. Morgan) 6.375%, 1/1/09              17,000           14,035
                                                            --------------
-----------------------------------------------------------------
-------------
NIGERIA (1.3%)
NOTE
  Central Bank of Nigeria Promissory
    Note 3.91%, 1/5/10                             11,000            5,940
                                                            --------------
-----------------------------------------------------------------
-------------
PANAMA (2.7%)
BOND
  *Republic of Panama Interest Reduction
    Bond 3.50%, 7/17/14                            16,783           11,685
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                               FACE
                                              AMOUNT                 VALUE
                                               (000)                 (000)
-----------------------------------------------------------------
-------------
PERU (3.2%)
BONDS (0.9%)
  +*#Republic of Peru Past Due Interest
    Bond, 12/29/49                         U.S.$      500     U.S.$    296
  +*#Republic of Peru Past Due Interest
    Bond, 12/29/49                                  6,000            3,547
                                                            --------------
                                                                     3,843
                                                            --------------
LOAN AGREEMENT (0.4%)
  ##++Republic of Peru - Petroperu
    Working Capital Loan                            2,000            1,570
                                                            --------------
NOTE (1.9%)
  ++/+++Republic of Peru Working Capital
    Loan                                            9,699            8,535
                                                            --------------
                                                                    13,948
                                                            --------------
-----------------------------------------------------------------
-------------
PHILIPPINES (1.3%)
BOND
  Philippine Long Distance Telephone
    9.25%, 6/30/06                                  5,500            5,954
                                                            --------------
-----------------------------------------------------------------
-------------
RUSSIA (10.8%)
BONDS (4.8%)
  #Ministry of Finance Tranche IV,
    3.00%, 5/14/03                                 24,015           14,694
  #Ministry of Finance Tranche IV,
    3.00%, 5/14/03 (Letter of
    Entitlement)                                      128               78
  +#Russia Past Due Interest Bond, Zero
    Coupon, 12/31/99                                8,900            6,180
                                                            --------------
                                                                    20,952
                                                            --------------
LOAN AGREEMENTS (4.4%)
  ##++Bank for Foreign Economic Affairs      DEM    8,200            4,503
  ##++Bank for Foreign Economic Affairs   U.S.$    18,950           15,125
                                                            --------------
                                                                    19,628
                                                            --------------
NOTE (1.6%)
  +#Russia Principal Notes, Zero Coupon,
    12/31/99                                       12,300            7,234
                                                            --------------
                                                                    47,814
                                                            --------------
-----------------------------------------------------------------
-------------
VENEZUELA (7.0%)
BONDS
  +++Republic of Venezuela Discount
    Bonds 'A' 6.438%, 3/31/20                       5,000            4,150
  +++Republic of Venezuela Front Loaded
    Interest Rate Reduction Bond 'A'
    6.625%, 3/31/07                                22,750           20,333
  +++Republic of Venezuela Front Loaded
    Interest Rate Reduction Bond 'B'
    6.438%, 3/31/07                                 7,000            6,256
                                                            --------------
                                                                    30,739
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost $417,613)                                                  440,592
-----------------------------------------------------------------
-------------
                                                                VALUE
                                          NO. OF WARRANTS       (000)
---------------------------------------------------------
------------
WARRANTS (0.0%)
-----------------------------------------------------------------
-------------
VENEZUELA (0.0%)
  Republic of Venezuela Oil, expiring
    4/15/20 (Cost $0)                              35,700   U.S.$       --
                                                            --------------
-----------------------------------------------------------------
-------------
                                             CONTRACTS
---------------------------------------------------------
------------
PURCHASED OPTIONS (0.1%)
---------------------------------------------------------
------------
BULGARIA
  Republic of Bulgaria Front-Loaded
    Interest Reduction Bond Call
    expiring 3/24/97, Strike price
    U.S.$40.5625                                  150,000              337
  Republic of Bulgaria Past Due Interest
    Bond Call expiring 1/6/97, Strike
    price U.S.$51.50                              150,000               64
-----------------------------------------------------------------
-------------
TOTAL PURCHASED OPTIONS
  (Cost $797)                                                          401
                                                            --------------
-----------------------------------------------------------------
-------------
                                               FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
German Mark
  (Cost $17)                                 DEM       26               17
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (100.0%)
  (Cost $418,427)                                           U.S.$  441,010
                                                            --------------
-----------------------------------------------------------------
-------------

 ++ -- Non-income producing -- in default.

 +++ -- Variable/floating rate security -- rate disclosed is as of December 31, 1996.

  + -- When-issued security -- see Note A-8 to Financial Statements.

 # -- 144A security -- certain conditions for public sale may exist.

 ## -- Under restructuring at December 31, 1996 -- see note A-7 to financial statements.

 ~ -- Participation interests were acquired through the financial institutions indicated parenthetically.

  * -- Step Bond -- coupon rate increases in increments to maturity.

       Rate disclosed is as of December 31, 1996. Maturity date disclosed is ultimate maturity.

 ** -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1996 -- See Note A-4 to financial statements.

PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------
-------------
DECEMBER 31, 1996 EXCHANGE RATES:
----------------------------------------------------
DEM  German Mark                   1.539 = U.S.$1.00
FRF  French Franc                  5.187 = U.S.$1.00
INR  Indian Rupee                 35.850 = U.S.$1.00
MXP  Mexican Peso                  7.885 = U.S.$1.00
     South African
     Rand                          4.679 = U.S.$1.00
ZAR
----------------------------------------------------
-------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
INFORMATION:
  Under the terms of the forward foreign currency
    exchange contract open at December 31, 1996, the
    Fund is obligated to deliver U.S. dollars in
    exchange for foreign currency as indicated
    below:

  CURRENCY                    IN                      NET
     TO                    EXCHANGE               UNREALIZED
  DELIVER     SETTLEMENT     FOR        VALUE        GAIN
   (000)         DATE       (000)       (000)        (000)
------------  ----------  ----------  ----------  -----------
U.S.$ 1,277     1/2/97    FRF 6,700   U.S.$1,292    U.S.$15

                                               FACE
                                              AMOUNT                 VALUE
                                               (000)                 (000)
-----------------------------------------------------------------
-------------
SECURITIES SOLD SHORT
ECUADOR BOND
  Republic of Ecuador Past Due Interest
    Bond PIK 6.50%, 2/27/15               U.S.$    10,573   U.S.$    6,500
                                                            --------------
-----------------------------------------------------------------
-------------
MEXICO BOND
  United Mexican States Global Bond
    11.50%, 5/15/26                                17,800           18,823
                                                            --------------
  (Total Proceeds U.S.$24,467)                                      25,323
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                         DECEMBER 31,
                                                                             1996
STATEMENT OF ASSETS AND LIABILITIES                                         (000)
--------------------------------------------------------------------------------------
ASSETS:
    Investments, at Value (Cost U.S.$418,427).........................  U.S.$ 441,010
    Cash..............................................................            156
    Receivable for Investments Sold...................................         33,351
    Receivable due from Broker........................................         18,690
    Interest Receivable...............................................         11,810
    Deferred Organization Costs.......................................             23
    Unrealized Gain on Forward Foreign Currency Exchange Contracts....             15
    Other Assets......................................................             18
--------------------------------------------------------------------------------------
      Total Assets....................................................        505,073
--------------------------------------------------------------------------------------
LIABILITIES:
    Securities Sold Short, at Value (Proceeds U.S.$24,467)............        (25,323)
    Payable For:
        Reverse Repurchase Agreement..................................        (66,648)
        Investments Purchased.........................................        (39,188)
        Interest on Securities Sold Short.............................           (452)
        Investment Advisory Fees......................................           (301)
        Interest......................................................           (240)
        Shareholder Reporting Expenses................................            (79)
        Custodian Fees................................................            (77)
        Professional Fees.............................................            (63)
        Directors' Fees and Expenses..................................            (29)
        Administrative Fees...........................................            (27)
    Other Liabilities.................................................             (2)
--------------------------------------------------------------------------------------
      Total Liabilities...............................................       (132,429)
--------------------------------------------------------------------------------------
NET ASSETS............................................................  U.S.$ 372,644
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
    Common Stock......................................................  U.S.$     215
    Capital Surplus...................................................        274,350
    Undistributed Net Investment Income...............................          4,012
    Accumulated Net Realized Gain.....................................         72,558
    Unrealized Appreciation on Investments, Foreign Currency
     Translations and Securities Sold Short...........................         21,509
--------------------------------------------------------------------------------------
NET ASSETS
    Applicable to 21,531,260 issued and outstanding U.S.$0.01 par value shares (100,000,000 shares authorized).....................  U.S.$ 372,644
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE.............................................  U.S.$   17.31
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                            1996
STATEMENT OF OPERATIONS                                                     (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest..........................................................  U.S.$ 45,911
    Less: Foreign Taxes Withheld......................................           (91)
-------------------------------------------------------------------------------------
      Total Income....................................................        45,820
-------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees..........................................         3,125
    Interest Expense on Borrowings....................................         3,179
    Interest Expense on Securities Sold Short.........................           585
    Custodian Fees....................................................           431
    Administrative Fees...............................................           295
    Shareholder Reporting Expenses....................................           116
    Professional Fees.................................................           115
    Directors' Fees and Expenses......................................            69
    Other Expenses....................................................           138
-------------------------------------------------------------------------------------
      Total Expenses..................................................         8,053
-------------------------------------------------------------------------------------
        Net Investment Income.........................................        37,767
-------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold........................................        92,915
    Investment Securities Sold Short..................................        (8,312)
    Written Option Contracts..........................................           433
    Foreign Currency Transactions.....................................        (6,533)
-------------------------------------------------------------------------------------
      Net Realized Gain...............................................        78,503
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments and Securities Sold Short.............        12,687
    Depreciation on Foreign Currency Translations.....................            (8)
-------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation..................        12,679
-------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation............................................        91,182
-------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  U.S.$128,949
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................    U.S.$ 37,767        U.S.$ 32,870
    Net Realized Gain (Loss)............................................          78,503              (5,001)
    Change in Unrealized Appreciation/Depreciation......................          12,679              26,427
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations................         128,949              54,296
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................         (23,254)            (31,947)
    In Excess of Net Investment Income..................................              --                (473)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................         (23,254)            (32,420)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issues Through Rights Offering (5,400,000 shares)......              --              48,360
    Offering Costs......................................................              --                (500)
    Reinvestment of Distributions (50,147 and 25,493 shares,
     respectively)......................................................             654                 277
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Capital Share
     Transactions.......................................................             654              48,137
---------------------------------------------------------------------------------------------------------------
    Total Increase......................................................         106,349              70,013
Net Assets:
    Beginning of Period.................................................         266,295             196,282
---------------------------------------------------------------------------------------------------------------
    End of Period (including undistributed (distributions in excess of)
     net investment income of U.S.$4,012 and U.S.$(1,825)
     respectively)......................................................    U.S.$372,644        U.S.$266,295
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF CASH FLOWS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments......................................................  U.S.$ 1,250,261
    Purchases of Investments................................................................      (1,333,308)
    Net Decrease in Short Term Investments..................................................          34,174
    Net Cash from Foreign Currency Transactions.............................................          (6,550)
    Investment Income.......................................................................          22,672
    Interest Expense Paid...................................................................          (2,643)
    Operating Expenses Paid.................................................................          (4,522)
---------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities....................................         (39,916)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Received from Reverse Repurchase Agreements........................................          66,219
    Cash Distributions Paid (net of reinvestment of U.S.$654)...............................         (32,821)
---------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Financing Activities...............................................          33,398
---------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash....................................................................          (6,518)
CASH AT BEGINNING OF PERIOD.................................................................           6,674
---------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD.......................................................................   U.S.$     156
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH USED FOR INVESTING AND OPERATING
 ACTIVITIES
---------------------------------------------------------------------------------------------------------------
    Net Investment Income...................................................................  U.S.$   37,767
    Proceeds from sale of Investments.......................................................       1,284,435
    Purchases of Investments................................................................      (1,333,308)
    Net Cash from Foreign Currency Transactions.............................................          (6,550)
    Net Increase in Receivables Related to Operations.......................................          (6,114)
    Net Increase in Payables Related to Operations..........................................             428
    Amortization of Organization Costs......................................................              15
    Accretion/Amortization of Discounts and Premiums........................................         (16,589)
---------------------------------------------------------------------------------------------------------------
    Net Cash Used for Investing and Operating Activities....................................  U.S.$  (39,916)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                                  PERIOD FROM
                                                                                                                JULY 23, 1993*
                                                                          YEARS ENDED DECEMBER 31,                    TO
                                                                --------------------------------------------     DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                 1996            1995            1994             1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     U.S.$ 12.40     U.S.$ 12.23     U.S.$ 18.96     U.S.$ 14.10
-------------------------------------------------------------------------------------------------------------------------------
Offering Costs..............................................              --           (0.02)             --           (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income.......................................            1.75            1.76            1.51            0.50
Net Realized and Unrealized Gain (Loss) on Investments......            4.24            1.16           (6.34)           4.56
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations........................            5.99            2.92           (4.83)           5.06
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................           (1.08)          (1.69)          (1.49)          (0.16)
    In Excess of Net Investment Income......................              --           (0.03)             --              --
    Net Realized Gain.......................................              --              --           (0.41)             --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions.....................................           (1.08)          (1.72)          (1.90)          (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Rights Offering..........              --           (1.01)             --              --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     U.S.$ 17.31     U.S.$ 12.40     U.S.$ 12.23     U.S.$ 18.96
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.......................     U.S.$ 15.13     U.S.$ 12.50     U.S.$ 11.38     U.S.$ 18.13
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value............................................           30.86%          37.48%+++       (27.97)%        29.97%
    Net Asset Value (1).....................................           50.98%          26.85%+++       (25.95%         35.96%
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).......................    U.S.$372,644    U.S.$266,295    U.S.$196,282    U.S.$302,951
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to Average Net
  Assets....................................................            1.38%           1.50%           1.59%           1.73%**
Ratio of Expenses After Interest Expense to Average Net
  Assets....................................................            2.59%           1.89%           2.30%           2.79%**
Ratio of Net Investment Income to Average Net Assets........           12.14%          15.21%          10.79%           7.20%**
Portfolio Turnover Rate.....................................             373%            348%            256%             72%
-------------------------------------------------------------------------------------------------------------------------------
 *Commencement of operations.
 **Annualized.
+++This return does not include the effect of dilution in connection with the Rights Offering.
 (1)Total  investment return  based on net  asset value per  share reflects the  effects of changes  in net asset  value on the performance of  the Fund  during each  period, and  assumes dividends  and distributions,  if any,  were reinvested.  These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY   VALUATION:        In    valuing   the    Fund's    assets,    all
    listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  REVERSE REPURCHASE AGREEMENTS:  In order to
leverage the Fund, the  Fund may enter into  reverse repurchase agreements  with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund receives cash from the sale of securities and agrees to repurchase the securities at a mutually agreed upon date and price. Reverse repurchase agreements involve market risk that the value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund is also subject to credit risk equal to the amount by which the value of securities subject to repurchase exceeds the Fund's Liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

    At December 31, 1996, the Fund had reverse repurchase agreements outstanding as follows:

                                         MATURITY IN
                                        30 TO 90 DAYS
                                        -------------
Value of Securities Subject to
 Repurchase...........................   $73,560,000
Liability under Reverse Repurchase
 Agreement............................   $66,648,000
Weighted Average Interest Rate........         5.75%

        The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $45,439,000 at a weighted average interest rate of 5.82%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

6.  FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS:   The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7.  LOAN AGREEMENTS:  The Fund may invest in fixed
    and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.  WHEN-ISSUED/DELAYED DELIVERY SECURITIES:  The
    Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9.  SECURITIES SOLD SHORT:  The Fund may sell securities
    short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAPS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund utilizes interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

12. STRUCTURED SECURITIES:  The Fund may invest in
interests  in  entities  organized  and  operated  solely  for  the  purpose  of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OTHER:  Security transactions are accounted for on
    the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1996, the Fund incurred international custodian fees of $265,000 of which $76,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has earned interest income of $40,000 and incurred interest expense of $451,000, on balances with the International Custodian.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling approximately $1,332,000,000 and $1,267,000,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was approximately $419,955,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $21,038,000, of which $23,878,000 related to appreciated securities and $2,840,000 related to depreciated securities.
F. In connection with its organization, the Fund incurred $75,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning July 23, 1993, the date the Fund commenced operations.

G. The Fund issued to its shareholders of record as of the close of business on July 18, 1995 transferable Rights to subscribe for up to an aggregate of 5,400,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.25 per share. During August 1995, the Fund issued a total of 5,400,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $500,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $1,590,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

H. A portion of the Fund's net assets consist of securities located in emerging markets which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $17,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Assets and Liabilities.

J. During the year ended December 31, 1996, the Fund's written covered call option activity was as follows:

                                                    PREMIUM FACE   RECEIVED
                                                    AMOUNT (000)    (000)
                                                    ------------   --------
Options outstanding at December 31, 1995..........  $       --     $    --
Options written during the year...................     103,500       2,200
Options expired during the year...................     (36,000)       (433)
Options exercised during the year.................     (67,500)     (1,767)
                                                    ------------   --------
Options outstanding at December 31, 1996..........  $       --     $    --
                                                    ------------   --------
                                                    ------------   --------

K.   During December 1996,  the Board declared distributions  of $0.19 and $3.24 per share, derived from net investment income and net realized gains, respectively, payable on January 9, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the year ended December 31, 1996, the Fund designates $286,000 as long-term capital gain.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 23, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at the market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

      Morgan Stanley Emerging Markets Debt Fund, Inc.
       Boston Equiserve
       Dividend Reinvestment Unit
       P.O. Box 1681
       Boston, MA 02105-1681
       1-800-442-2001